Exhibit 10.6

EXECUTION VERSION

PARENT GUARANTY

This PARENT GUARANTY, dated as of March 30, 2011 (as amended, supplemented, amended and restated or otherwise modified from time to time, this “Guaranty”), is made by each signatory party hereto and set forth on Schedule I attached hereto and each other signatory from time to time a party hereto (each individually, a “Guarantor” and collectively, the “Guarantors”) in favor of BANC OF AMERICA SECURITIES LIMITED, in its capacity as the administrative agent (the “Administrative Agent”) for each of the Lender Parties.

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, dated as of March 30, 2011 (the “Credit Agreement”), by and among W.E.T. Automotive Systems AG, a German stock corporation (the “German Borrower”), W.E.T. Automotive Systems Ltd., a Canadian corporation (the “Canadian Borrower” and, together with the German Borrower, the “Borrowers” and each, a “Borrower”), each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), Bank of America, N.A., as swing line lender and L/C issuer and the Administrative Agent, as administrative agent, the Lenders have agreed to make Credit Extensions to and maintain Loans with the Borrowers; and

WHEREAS, as a condition precedent to the making of the Credit Extensions and the maintenance of the Loans under the Credit Agreement, each Guarantor is required to execute and deliver this Guaranty.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lenders to make Credit Extensions or maintain loans to the Borrowers, each Guarantor jointly and severally agrees, for the benefit of each Lender Party, as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1. Certain Terms. The following terms when used in this Guaranty, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

“Administrative Agent” is defined in the preamble.

“Borrower” and “Borrowers” are defined in the first recital.

“Credit Agreement” is defined in the first recital.

“Guarantor” and “Guarantors” are defined in the preamble.

“Guaranteed Obligations” is defined in Section 2.1(a).

“Guaranty” is defined in the preamble.

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“Lender” and “Lenders” are defined in the first recital.

“Termination Date” means the date on which all Guaranteed Obligations have been indefeasibly paid in full in cash, all Letters of Credit have been terminated or expired (or Cash Collateralized), all Guaranteed Hedge Agreements have been terminated or have been otherwise provided for on terms reasonably satisfactory to the parties thereto, and all Commitments shall have been terminated.

SECTION 1.2. Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Guaranty, including its preamble and recitals, have the meanings provided in the Credit Agreement and shall be interpreted in accordance with Article I of the Credit Agreement.

ARTICLE II

GUARANTY PROVISIONS

SECTION 2.1. Guaranty. Each Guarantor hereby jointly and severally, absolutely, unconditionally and irrevocably, as primary obligor and not merely as surety:

(a) guarantees the full and punctual payment when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all Obligations of the Borrowers (such Obligations, the “Guaranteed Obligations”) now or hereafter existing, whether for principal, interest (including interest accruing at the then applicable rate provided in the Credit Agreement after the occurrence and continuance of any Default, whether or not a claim for post-filing or post-petition interest is allowed under applicable Law following the institution of a proceeding under any Debtor Relief Law), reasonable out-of-pocket fees, reimbursement obligations with respect to letters of credit or otherwise, reasonable out-of-pocket expenses, indemnities, or otherwise (including all such amounts which would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. §362(a), and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. §502(b) and §506(b) or any similar provision under any other Debtor Relief Law the effect of which is to automatically prohibit a creditor from enforcing its rights against a debtor or its assets); and

(b) indemnifies and holds harmless each Lender Party for any and all reasonable out-of-pocket costs and expenses (including reasonable out-of-pocket attorneys’ fees and expenses) incurred by such Lender Party in enforcing any rights under this Guaranty;

provided that (i) each Guarantor shall only be liable under this Guaranty for the maximum amount of such liability that can be hereby incurred without rendering this Guaranty, as it relates to such Guarantor, voidable under applicable Law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount and (ii) the foregoing clause (i) is intended solely to preserve the rights of the Lender Parties to the maximum extent not subject to avoidance under applicable Law, and no Guarantor or any other Person shall have any right or claim under this paragraph with respect to such maximum amount, except to the extent necessary

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so that the obligations of any Guarantor hereunder shall not be rendered voidable under applicable Law. Each Guarantor agrees that the Guaranteed Obligations may at any time and from time to time exceed the maximum amount of liability that can be incurred by each Guarantor without impairing this Guaranty or affecting the rights and remedies of the Lender Parties hereunder; provided that nothing in this sentence shall be construed to increase any Guarantor’s obligations hereunder beyond the maximum amount of liability that can be incurred by such Guarantor.

This Guaranty constitutes a guaranty of payment when due and not of collection, and each Guarantor specifically agrees that it shall not be necessary or required that any Lender Party exercise any right, assert any claim or demand or enforce any remedy whatsoever against any Loan Party or any other Person before or as a condition to the obligations of such Guarantor hereunder.

SECTION 2.2. Payments Set Aside. To the extent that any payment by or on behalf of any Guarantor is made to the Administrative Agent, the L/C Issuer or any Lender in respect of the Guaranteed Obligations or the Administrative Agent, the L/C Issuer or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent, the L/C Issuer or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred.

SECTION 2.3. Guaranty Absolute, etc. This Guaranty shall in all respects be a continuing, absolute, unconditional and irrevocable guaranty of payment, and shall remain in full force and effect until, subject to Section 2.2, the Termination Date has occurred. The liability of each Guarantor is continuing and relates to any Guaranteed Obligation including that arising under successive transactions which shall either continue the Guaranteed Obligations or from time to time renew such Guaranteed Obligations after they have been satisfied. Each Guarantor jointly and severally guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of each applicable Loan Document under which they arise, regardless of any Law or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Lender Party with respect thereto. The liability of each Guarantor under this Guaranty shall be joint and several, absolute, unconditional and irrevocable irrespective of:

(a) any lack of validity, legality or enforceability of any Loan Document;

(b) the failure of any Lender Party (i) to assert any claim or demand or to enforce any right or remedy against any other Loan Party or any other Person (including any other guarantor) under the provisions of any Loan Document or otherwise, or (ii) to exercise any right or remedy against any other guarantor (including any other Guarantor) of any Guaranteed Obligations;

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(c) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Guaranteed Obligations, or any other extension, compromise or renewal of any Guaranteed Obligation, by operation of law or otherwise; and to the fullest extent permitted by applicable Law, each Guarantor waives any defense arising out of any such extension, compromise or renewal even though such extension, compromise or renewal may operate, pursuant to applicable Law, to impair or extinguish any right of reimbursement or subrogation or other right or remedy of any Guarantor against any other Loan Party or any security;

(d) any reduction, limitation, impairment or termination of any Guaranteed Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise or any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Guaranteed Obligations or otherwise and shall not be subject to (and each Guarantor hereby waives any right to or claim of) any of the foregoing;

(e) any amendment to, any rescission, waiver, or other modification of, or any consent to or departure from, any of the terms of any Loan Document;

(f) any addition, exchange or release of any Person that is (or will become) a guarantor (including a Guarantor hereunder) of the Guaranteed Obligations, or any amendment to or waiver or release of or addition to, or consent to or departure from, any other guaranty held by any Lender Party securing any of the Guaranteed Obligations;

(g) any change in the corporate existence, structure or ownership of the Borrowers or any other guarantor of or other Person liable for any of the Guaranteed Obligations;

(h) any insolvency, bankruptcy, reorganization or other similar proceeding under any Debtor Relief Law affecting any Loan Party or its assets or any resulting release or discharge of any obligation of any Loan Party; or

(i) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, any Loan Party, any surety or any guarantor.

SECTION 2.4. Setoff. If an Event of Default shall have occurred and be continuing, each Lender, the L/C Issuer and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender, the L/C Issuer or any such Affiliate to or for the credit or the account of any Guarantor against any and all of the obligations of such Guarantor now or hereafter existing under this Guaranty or any other Loan Document to such Lender or the L/C Issuer, irrespective of whether or not such Lender or the L/C Issuer shall have made any demand under this Guaranty or any other Loan Document and although such obligations of such Guarantor may be

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contingent or unmatured or are owed to a branch or office of such Lender or the L/C Issuer different from the branch or office holding such deposit or obligated on such indebtedness. The rights of each Lender and its respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender or its respective Affiliates may have. Each Lender agrees to notify the German Borrower and the Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application.

SECTION 2.5. Waiver, etc. Each Guarantor hereby irrevocably waives promptness, diligence, presentment, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that any Lender Party exhaust any right or take any action against any Loan Party or any other Person (including any other guarantor) or entity, as the case may be.

SECTION 2.6. Postponement of Subrogation, etc. Each Guarantor agrees that it will not exercise any rights which it may acquire by way of rights of subrogation under this Guaranty or any other Loan Document to which it is a party nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from any Loan Party, in respect of any payment made under any Loan Document or otherwise, until following the Termination Date. Any amount paid to such Guarantor on account of any such subrogation rights prior to the Termination Date shall be held in trust for the benefit of the Lender Parties and shall immediately be paid and turned over to the Administrative Agent for the benefit of the Lender Parties in the exact form received by such Guarantor (duly endorsed in favor of the Administrative Agent, if required), to be credited and applied against the Guaranteed Obligations, whether matured or unmatured, in accordance with Section 2.7; provided that if such Guarantor has made payment to the Lender Parties of all or any part of the Guaranteed Obligations and the Termination Date has occurred, then at such Guarantor’s request, the Administrative Agent (on behalf of the Lender Parties) will, at the expense of such Guarantor, execute and deliver to such Guarantor appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Guaranteed Obligations resulting from such payment. In furtherance of the foregoing, at all times prior to the Termination Date, such Guarantor shall refrain from taking any action or commencing any proceeding against any Loan Party (or its successors or assigns, whether in connection with any proceeding under any Debtor Relief Law or otherwise) to recover any amounts in respect of payments made under this Guaranty to any Lender Party.

SECTION 2.7. Payments; Application. Each Guarantor hereby agrees with each Lender Party as follows:

(a) that all payments made by such Guarantor hereunder will be made in Euro or the Euro Equivalent of the Alternative Currency in which the Guaranteed Obligations are denominated to the Administrative Agent, without setoff, counterclaim or other defense and in accordance with Sections 2.12 and 3.01 of the Credit Agreement, free and clear of and without deduction for any Taxes, each Guarantor hereby agreeing to comply with and be bound by the provisions of Sections 2.12 and 3.01 of the Credit Agreement in respect of all payments made by it hereunder and the provisions of which Sections are hereby incorporated into and made a part of this Guaranty by this reference as if set forth

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herein; provided that references to the “Borrower” in such Sections shall be deemed to be references to each Guarantor, and references to “this Agreement” in such Sections shall be deemed to be references to this Guaranty; and

(b) that all payments made hereunder shall be applied upon receipt as set forth in Section 8.03 of the Credit Agreement.

SECTION 2.8. Stay of Acceleration. If acceleration of the time for payment of any of the Guaranteed Obligations is stayed upon the insolvency, bankruptcy or reorganization of any other Loan Party, all such amounts otherwise subject to acceleration under the terms of any agreement relating to the Guaranteed Obligations shall nonetheless be payable by the Guarantors forthwith on demand by the Administrative Agent.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

SECTION 3.1. Representations. In order to induce the Lender Parties to enter into the Credit Agreement and make and maintain Credit Extensions thereunder and enter into Guaranteed Cash Management Agreements and Guaranteed Hedge Agreements, each Guarantor represents and warrants to each Lender Party as set forth below.

(a) The representations and warranties contained in Article V of the Credit Agreement, insofar as they are applicable to any Guarantor and its properties, are true and correct, each such representation and warranty set forth in such Article (insofar as applicable as aforesaid) and all other terms of the Credit Agreement to which reference is made therein, together with all related definitions and ancillary provisions, being hereby incorporated into this Guaranty by reference as though specifically set forth in this Article III.

(b) Each Guarantor has knowledge of each other Loan Party’s financial condition and affairs and has adequate means to obtain from the German Borrower and each such other Loan Party on an ongoing basis information relating thereto and to such other Loan Party’s ability to pay and perform the Guaranteed Obligations, and agrees to assume the responsibility for keeping, and to keep, so informed for so long as this Guaranty is in effect. Each Guarantor acknowledges and agrees that the Lender Parties shall have no obligation to investigate the financial condition or affairs of any Loan Party for the benefit of such Guarantor nor to advise such Guarantor of any fact respecting, or any change in, the financial condition or affairs of any Loan Party that might become known to any Lender Party at any time, whether or not such Lender Party knows or believes or has reason to know or believe that any such fact or change is unknown to such Guarantor, or might (or does) materially increase the risk of such Guarantor as guarantor, or might (or would) affect the willingness of such Guarantor to continue as a guarantor of the Guaranteed Obligations.

(c) It is in the best interests of each Guarantor to execute this Guaranty inasmuch as such Guarantor will derive substantial direct and indirect benefits from the Credit Extensions made to the Borrowers by the Lenders pursuant to the Credit

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Agreement, and each Guarantor agrees that the Lender Parties are relying on this representation in agreeing to make Credit Extensions to the Borrowers.

ARTICLE IV

COVENANTS, ETC.

SECTION 4.1. Covenants. Each Guarantor covenants and agrees that, at all times prior to the Termination Date, it will perform, comply with and be bound by all of the agreements, covenants and obligations contained in the Credit Agreement (including Articles VI and VII of the Credit Agreement) which are applicable to such Guarantor or its properties, each such agreement, covenant and obligation contained in the Credit Agreement and all other terms of the Credit Agreement to which reference is made in this Article IV, together with all related definitions and ancillary provisions, being hereby incorporated into this Guaranty by this reference as though specifically set forth in this Article IV.

ARTICLE V

REMEDIES

SECTION 5.1. Remedies. If any Guarantor fails to fulfill its duty to pay all Guaranteed Obligations guaranteed by it hereunder, the Administrative Agent and the Lender Parties shall have all of the remedies of a creditor under all applicable Law, including the remedies set forth in Section 8.02 of the Credit Agreement.

ARTICLE VI

MISCELLANEOUS PROVISIONS

SECTION 6.1. Loan Document. This Guaranty is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article X thereof. To the extent of any conflict between the terms contained in this Guaranty and the terms contained in the Credit Agreement, the terms of the Credit Agreement shall control.

SECTION 6.2. Binding on Successors, Transferees and Assigns; Assignment. This Guaranty shall remain in full force and effect until, subject to Section 2.2, the Termination Date has occurred, shall be jointly and severally binding upon each Guarantor and its successors, transferees and assigns and shall inure to the benefit of and be enforceable by each Lender Party and its successors, transferees and assigns; provided that no Guarantor may (unless otherwise permitted under the terms of the Credit Agreement) assign any of its obligations hereunder without the prior written consent of all Lenders (and any attempted such assignment without such consent shall be null and void).

SECTION 6.3. Amendments, etc. No amendment to or waiver of any provision of this Guaranty, nor consent to any departure by any Guarantor from its obligations under this Guaranty, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent (on behalf of the Lenders or the Required Lenders, as the case may be, pursuant to, and in accordance with, Section 10.01 of the Credit Agreement) and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

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SECTION 6.4. Notices. All notices and other communications provided for hereunder shall be in writing or by facsimile or other electronic transmission and addressed, delivered or transmitted to the appropriate party at the address or facsimile number of such party (in the case of any Guarantor, in care of the German Borrower) specified in the Credit Agreement or at such other address or facsimile number as may be designated by such party in a notice to the other party. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any such notice, if transmitted by facsimile or other electronic transmission, shall be deemed given when the confirmation of transmission thereof is received by the transmitter.

SECTION 6.5. Additional Guarantors. Upon the execution and delivery by any other Person of a supplement in the form of Annex I hereto, such Person shall become a “Guarantor” hereunder with the same force and effect as if it were originally a party to this Guaranty and named as a “Guarantor” hereunder. The execution and delivery of such supplement shall not require the consent of any other Guarantor hereunder, and the rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Guaranty.

SECTION 6.6. Termination of Agreement; Release of Guarantor. Upon the occurrence of the Termination Date, this Guaranty and all obligations of each Guarantor hereunder shall terminate automatically (subject to Sections 2.2, 6.9, 6.10 and each other provision of this Guaranty that by its terms expressly survives termination), without delivery of any instrument or performance of any act by any party.

SECTION 6.7. No Waiver; Remedies. In addition to, and not in limitation of, Sections 2.3 and 2.5, no failure on the part of any Lender Party to exercise, and no delay in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided and under each other Loan Document are cumulative and not exclusive of any remedies provided by Law.

SECTION 6.8. Section Captions. Section captions used in this Guaranty are for convenience of reference only, and shall not affect the construction of this Guaranty.

SECTION 6.9. Indemnification by the Guarantors. Each Guarantor shall indemnify each Indemnitee against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including the reasonable out-of-pocket fees, charges and disbursements of any counsel for any Indemnitee), incurred by any Indemnitee or asserted against any Indemnitee by any third party or by either Borrower or any other Loan Party arising out of, in connection with, or as a result of (i) the execution or delivery of this Guaranty, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto or thereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, or, in the case of the Administrative Agent (and any sub-agent thereof) and its Related Parties only, the administration of this Guaranty and the other Loan Documents, (ii) any Loan, Letter of Credit or Guaranteed Hedge Agreement or the use or proposed use of the proceeds therefrom (including

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any refusal by the L/C Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by any Loan Party, or any Environmental Liability related in any way to any Loan Party, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by either Borrower or any other Loan Party or any of such Borrower’s or such Loan Party’s directors, shareholders or creditors, and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or (y) result from a claim brought by either Borrower or any other Loan Party against an Indemnitee for breach in bad faith of such Indemnitee’s obligations hereunder or under any other Loan Document, if such Borrower or such Loan Party has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction. The agreements in this Section shall survive the resignation of the Administrative Agent, the replacement of any Lender, the expiration or cancellation of any Letter of Credit, the closing out and termination of any Guaranteed Hedge Agreement and the repayment, satisfaction or discharge of all the Guaranteed Obligations.

SECTION 6.10. Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable Law, no Guarantor shall assert, and each Guarantor hereby waives, any claim against any Indemnitee on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Guaranty, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan, Letter of Credit or Guaranteed Hedge Agreement or the use of the proceeds thereof. No Indemnitee shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed to such unintended recipients by such Indemnitee through telecommunications, electronic or other information transmission systems in connection with this Guaranty or the other Loan Documents or the transactions contemplated hereby or thereby other than for direct or actual damages resulting from the gross negligence or willful misconduct of such Indemnitee as determined by a final and nonappealable judgment of a court of competent jurisdiction. The agreements in this Section shall survive the resignation of the Administrative Agent, the replacement of any Lender, the expiration or cancellation of any Letter of Credit, the closing out and termination of any Guaranteed Hedge Agreement and the repayment, satisfaction or discharge of all the Guaranteed Obligations.

SECTION 6.11. Severability. If any provision of this Guaranty or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Guaranty and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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SECTION 6.12. Governing Law; Jurisdiction; Etc. (a) GOVERNING LAW. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b) SUBMISSION TO JURISDICTION. EACH GUARANTOR IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN THE COUNTY OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS GUARANTY OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT AGAINST ANY GUARANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c) WAIVER OF VENUE. EACH GUARANTOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02 OF THE CREDIT AGREEMENT. EACH GUARANTOR HEREBY IRREVOCABLY APPOINTS THE GERMAN BORROWER AS ITS AUTHORIZED AGENT TO RECEIVE ON ITS BEHALF SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDINGS IN ANY SUCH COURT. NOTHING IN THIS GUARANTY WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

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SECTION 6.13. Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS GUARANTY AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 6.14. Counterparts; Effectiveness. This Guaranty may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Guaranty by facsimile or via other electronic means shall be effective as delivery of a manually executed counterpart of this Guaranty. Except as set forth in Section 4.01 of the Credit Agreement, this Guaranty shall become effective when it shall have been executed by the Guarantors

SECTION 6.15. ENTIRE AGREEMENT. THIS GUARANTY AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES WITH RESPECT TO SUCH SUBJECT MATTER. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES.

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IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be duly executed and delivered as of the date first written above.

AMERIGON INCORPORATED

By:
Name: Daniel R. Coker
Title: President and Chief Executive Officer

AMERIGON EUROPE GMBH

By:
Name:
Title:

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ACCEPTED AND AGREED FOR ITSELF AND ON BEHALF OF THE LENDER PARTIES: BANC OF AMERICA SECURITIES LIMITED, as Administrative Agent

By:
Name: Charlene Wright-Jones Title: Vice President

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SCHEDULE I to

the Parent Guaranty

Guarantors

(1)	Amerigon Incorporated, a Michigan corporation

(2)	Amerigon Europe GmbH, a German limited liability company

Schedule I to WET Parent Guaranty

ANNEX I to

the Parent Guaranty

THIS SUPPLEMENT, dated as of ____________ ___, 201__ (this “Supplement”), is to the Parent Guaranty, dated as of March 30, 2011 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Guaranty”), among the Guarantors (such capitalized term, and other terms used in this Supplement, to have the meanings set forth in Article I of the Guaranty) from time to time party thereto, in favor of BANC OF AMERICA SECURITIES LIMITED, as administrative agent (together with its successor(s) thereto in such capacity, the “Administrative Agent”) for each of the Lender Parties.

W I T N E S S E T H :

WHEREAS, pursuant to the provisions of Section 6.5 of the Guaranty, each of the undersigned is becoming a Guarantor under the Guaranty; and

WHEREAS, each of the undersigned desires to become a “Guarantor” under the Guaranty in order to induce the Lender Parties to continue to make Credit Extensions or maintain Loans under the Credit Agreement.

NOW, THEREFORE, in consideration of the premises, and for other consideration (the receipt and sufficiency of which is hereby acknowledged), each of the undersigned agrees, for the benefit of each Lender Party, as follows:

SECTION 1. Party to Guaranty, etc. In accordance with the terms of the Guaranty, by its signature below, each of the undersigned hereby irrevocably agrees to become a Guarantor under the Guaranty with the same force and effect as if it were an original signatory thereto and each of the undersigned hereby (a) agrees to be bound by and comply with all of the terms and provisions of the Guaranty applicable to it as a Guarantor and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder, including such representations and warranties set forth in Article III of the Guaranty, are true and correct as of the date hereof, and further represents and warrants that this Supplement has been duly authorized, executed and delivered by it and that this Supplement and the Guaranty constitute the legal, valid and binding obligation of each of the undersigned, enforceable against it in accordance with its terms. In furtherance of the foregoing, each reference to a “Guarantor” and/or “Guarantors” in the Guaranty shall be deemed to include each of the undersigned.

SECTION 2. Waiver, Agreements, etc. Each of the undersigned hereby irrevocably waives promptness, diligence, presentment, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations, this Supplement and the Guaranty and any requirement that any Lender Party exhaust any right or take any action against any Loan Party or any other Person (including any other Guarantor), as the case may be.

SECTION 3. Full Force of Guaranty. Except as expressly supplemented hereby, the Guaranty shall remain in full force and effect in accordance with its terms.

Annex I to WET Parent Guaranty

SECTION 4. Incorporation. The provisions of Sections 6.7 thru 6.15, inclusive, of the Guaranty are incorporated into this Supplement as if fully set forth herein, mutatis mutandi; provided that (a) references to any Guarantor shall be deemed to be references to the undersigned and (b) references to the Guaranty shall be deemed to be references to this Supplement.

2	Annex I to WET Parent Guaranty

IN WITNESS WHEREOF, each of the undersigned has caused this Supplement to be duly executed and delivered as of the date first written above.

[NAME OF ADDITIONAL GUARANTOR]

By:
Name: Title:

ACCEPTED AND AGREED FOR ITSELF AND ON BEHALF OF THE LENDER PARTIES: BANC OF AMERICA SECURITIES LIMITED, as Administrative Agent

By:
Name: Title:

Annex I to WET Parent Guaranty